                                                                   Exhibit 99.1

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                       13% SENIOR DISCOUNT NOTES DUE 2008

                                       of

                        FIRSTWORLD COMMUNICATIONS, INC.

            PURSUANT TO THE PROSPECTUS DATED ___________ ____, 1998

--------------------------------------------------------------------------------
   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK
             CITY TIME, ON ___________ ____, 1998, UNLESS EXTENDED.
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

BY HAND OR OVERNIGHT DELIVERY:             FACSIMILE TRANSMISSIONS:          BY REGISTERED OR CERTIFIED MAIL:
   The Bank of New York                  (Eligible Institutions Only)                The Bank of New York
    101 Barclay Street                                                              101 Barclay Street, 7E
Corporate Trust Services Window                 (212) 815-6339                     New York, New York 10286
       Ground Level                          CONFIRM BY TELEPHONE              Attn.:  Reorganization Section,
   New York, New York 10286                 or for Information Call:                  Nathalie Simon
Attn.:  Reorganization Section,
       Nathalie Simon                           (212) 815-5788


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges receipt of the Prospectus, dated ___________ ___, 1998 (the "Prospectus"), of FirstWorld Communications, Inc. (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount at maturity of its 13% Senior Discount Notes due 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount at maturity of its outstanding 13% Senior Discount Notes due 2008 (the "Private Notes"), of which $470,000,000 principal amount at maturity is outstanding. The term "Expiration Date" shall mean 5:00 p.m. New York City time, on _________ ___, 1998, unless the Company in its reasonable discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person in whose name Private Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. Capitalized terms used but not defined herein shall have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be used by holders of Private Notes if
(i) certificates representing Private Notes are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Private Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Private Notes to the extent provided herein or (iii) tender of the Private Notes is to be made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Notwithstanding the foregoing, valid acceptance of the terms of the Exchange Offer may be effected by a participant in the Book-Entry Transfer Facility tendering Private Notes through the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") through the transmission of a computer-generated message from the Book-Entry Transfer Facility to, and received by, the Exchange Agent (an "Agent's Message") prior to the Expiration Date. Accordingly, such participant must electronically transmit its acceptance to the Book-Entry Transfer Facility through ATOP, and then the Book-Entry Transfer Facility will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent's account at the Book-Entry Transfer Facility and send an Agent's Message to the Exchange Agent for its acceptance. By tendering through ATOP, participants in the Book-Entry Transfer Facility will expressly acknowledge receipt of the Letter of Transmittal and agree to be bound by its terms and the Company will be able to enforce such agreement against such Book-Entry Transfer Facility participants.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Private Notes must complete this Letter of Transmittal in its entirety.

/ /  CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY
     BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                    -------------------------------------------
     Account Number:
                     ----------------------------------------------------------
     Transaction Code Number:
                              -------------------------------------------------
     Principal Amount at Maturity of Tendered Private Notes:
                                                             ------------------
     If Holders desire to tender Private Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing the Private Notes, an Agent's Message or other required documents to reach the Exchange Agent prior to the Expiration Date or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Private Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below.

/ / CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered or Acting Holder(s):
                                             ----------------------------------
     Window Ticket Number (if any):
                                    -------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                                                         ----------------------
     Name of Eligible Institution that Guaranteed Delivery:
                                                            -------------------
     If Delivered by Book-Entry Transfer, the Account Number:
                                                              -----------------
     Transaction Code Number:
                              -------------------------------------------------
/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
     PLEASE NOTE: THE COMPANY HAS AGREED THAT, FOR A PERIOD OF ONE FULL YEAR AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES.

     Name:
           --------------------------------------------------------------------
     Address:
              -----------------------------------------------------------------
     Attention:
                ---------------------------------------------------------------

              List below the Private Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Private Notes should be listed on a separate signed schedule affixed hereto.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING

------------------------------------------------------------------------------------------------------------------------------------
                                                             BOX 1
                                                 DESCRIPTION OF PRIVATE NOTES
------------------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered           Private Note         Aggregate Principal    Principal Amount at Maturity Tendered
Holder(s) of Private Note(s), Exactly as         Certificate         Amount at Maturity    (must be integral multiples of $1,000)**
Name(s) Appear(s) on Private Note             Number(s) (Attach        Represented by
Certificate(s) (Please fill in if blank)       signed list if          Certificate(s)*
                                                 necessary)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Total
------------------------------------------------------------------------------------------------------------------------------------

*    Need not be completed by Holders tendering by book-entry transfer.

** Unless indicated in the column "Principal Amount at Maturity Tendered," any tendering Holder of 13% Senior Discount Notes due 2008 will be deemed to have tendered the entire aggregate principal amount at maturity represented by the column labeled "Aggregate Principal Amount at Maturity Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate schedule and affix the list to this Letter of Transmittal.

     The minimum permitted tender is $1,000 in principal amount at maturity of 13% Senior Discount Notes due 2008. All other tenders must be in integral multiples of $1,000.

--------------------------------------------------------------------------------
--------------------------------------       -----------------------------------

            BOX 2                                          BOX 3
SPECIAL REGISTRATION INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 4, 5 AND 6)                 (SEE INSTRUCTIONS 4, 5 AND 6)

To be completed ONLY if                       To be completed ONLY if
certificates for Private Notes in a           certificates for Private Notes
principal amount at maturity not              in a principal amount at
tendered, or Exchange Notes issued            maturity not tendered, or
in exchange for Private Notes                 Exchange Notes issued in
accepted for exchange, are to be              exchange for Private Notes
issued in a name other than the               accepted for exchange, are to be
name appearing in Box 1 above.                sent to an address other than
                                              the address appearing in Box 1
                                              above, or if Box 2 is filled in,
                                              to an address other than the
                                              address appearing in Box 2 above.
Issue certificate(s) to:                      Deliver certificate(s) to:

Name:                                         Name:
      -------------------------------               ----------------------------
              (please print)                                (please print)
Address:                                      Address:
         ----------------------------                  -------------------------

-------------------------------------         ----------------------------------
        (include zip code)                            (include zip code)

-------------------------------------         ----------------------------------
       (Tax Identification or                        (Tax Identification or
       Social Security Number)                       Social Security Number)

--------------------------------------       -----------------------------------

--------------------------------------------------------------------------------
                                      BOX 4
                               BROKER-DEALER STATUS

/ /   Check this box if the Beneficial Owner of the Private Notes is a
Participating Broker-Dealer and such Participating Broker-Dealer acquired the Private Notes for its own account as a result of market-making activities or other trading activities. If this box is checked, please send a copy of this Letter of Transmittal to Robert E. Randall, Acting Chief Financial
Officer, via facsimile: (619) 552-8006
--------------------------------------------------------------------------------

                      NOTE: SIGNATURES MUST BE PROVIDED BELOW

                  PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

     Ladies and Gentlemen:

          Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company, the principal amount at maturity of Private Notes indicated above.

          Subject to and effective upon the acceptance for exchange of the principal amount at maturity of Private Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Private Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Private Notes with full power of substitution (subject only to the right of withdrawal described in the Prospectus) to (i) present such Private Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Private Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon, the order of, the Company, (ii) deliver certificates for such Private Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (iii) present such Private Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Private Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Private Notes tendered hereby and that the Company will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Private Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the undersigned nor any other such person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. In addition, the undersigned and any such person acknowledge that
(a) any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in no-action letters and (b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Private Notes tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that that it is not engaged in and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes, however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Unless otherwise notified in accordance with the instructions set forth herein in Box 4 under "Broker-Dealer Status," the Company will assume that the undersigned is not a Participating Broker-Dealer.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Private Notes when, as and if the Company has given notice thereof to the Exchange Agent (such notice if given orally, to be confirmed in writing).

         If any Private Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Private Notes will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Private Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures For Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

         Unless otherwise indicated in Box 2 under "Special Registration Instructions" please issue the certificates representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange and any certificates for Private Notes not tendered or not exchanged, in the name(s) of the registered holder of Private Notes appearing in Box 1 above. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange and any certificates for Private Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that the box entitled "Special Registration Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange in the name(s) of, and return any certificates for Private Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Private Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Private Notes so tendered.

         Holders who wish to tender their Private Notes and (i) whose Private Notes are not immediately available or (ii) who cannot deliver the Private Notes, an Agent's Message, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Private Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

         The lines below must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Private Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Private Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.

-------------------------------------------------------------------------------

                                      SIGNATURES
x
--------------------------------------------------------------   --------------
                                                                      Date
x
--------------------------------------------------------------   --------------
                                                                      Date

Area Code and Telephone Number:
                                ------------------------------

         If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Company of such person's authority to so act. See instruction 5.

Name(s):
         -----------------------------------------------------------------------
                                 (Please Print)
Capacity:
          ----------------------------------------------------------------------
Address:
          ----------------------------------------------------------------------
                               (Include Zip Code)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                          MEDALLION SIGNATURE GUARANTEE
                          (If required by Instruction 5)
       Certain Signatures Must Be Guaranteed by an Eligible Institution

Signature(s) Guaranteed by an Eligible Institution:
                                                    ---------------------------
                                                       (Authorized Signature)

-------------------------------------------------------------------------------
                                     (Title)

-------------------------------------------------------------------------------
                                 (Name of Firm)

-------------------------------------------------------------------------------
                           (Address, Include Zip Code)

-------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

-------------------------------------------------------------------------------

                                   INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES FOR PRIVATE NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Private Notes (or a confirmation of book-entry transfer of such Private Notes into the Exchange Agent's account with the Book-Entry Transfer Facility), as well as a properly completed and duly executed copy of this Letter of Transmittal (or, in the case of a book-entry transfer, an Agent's Message), a Substitute Form W-9 and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Private Notes and all other required documents is at the election and sole risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Company nor the Exchange Agent is under an obligation to notify any tendering holder of the Company's acceptance of tendered Private Notes prior to the completion of the Exchange Offer.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Private Notes but whose Private Notes are not immediately available and who cannot deliver their certificates for Private Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Private Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

          (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

          (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Private Notes, the principal amount at maturity of tendered Private Notes and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), together with the tendered Private Notes (or a confirmation of book-entry transfer of such Private Notes into the Exchange Agent's account with the Book-Entry Transfer Facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

          (iii) the certificates representing the tendered Private Notes in proper form for transfer (or a confirmation of book-entry transfer of such Private Notes into the Exchange Agent's account with the Book-Entry Transfer Facility), together with this Letter of Transmittal (or facsimile thereof, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

          Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedure.

     3. TENDER BY HOLDER. Only a registered holder of Private Notes may tender such Private Notes in the Exchange Offer. Any beneficial owner of Private Notes who is not the registered holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of

Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Private Notes, either make appropriate arrangements to register ownership of the Private Notes in such owner's name or obtain a properly completed bond power from the registered holder.

     4.   PARTIAL TENDERS.   Tenders of Private Notes will be accepted only
in integral multiples of $1,000 in principal amount at maturity. If less than the entire principal amount at maturity of Private Notes is tendered, the tendering holder should fill in the principal amount at maturity tendered in the column labeled "Principal Amount at Maturity Tendered" of the box entitled "Description of Private Notes" (Box 1) above. The entire principal amount at maturity of Private Notes delivered to the Exchange Agent will be deemed to be have been tendered unless otherwise indicated. If the entire principal amount at maturity of Private Notes is not tendered, Private Notes for the principal amount at maturity of Private Notes not tendered and Exchange Notes exchanged for any Private Notes tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered holder(s) of the Private Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Private Notes without alteration, enlargement or any change whatsoever.

     If any of the tendered Private Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Private Notes are held in different names on several Private Notes, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Private Notes are held.

     If this Letter of Transmittal or any of the Private Notes is signed by the registered holder, and Exchange Notes are to be issued and any untendered or unaccepted principal amount at maturity of Private Notes are to be reissued or returned to the registered holder, then, the registered holder need not and should not endorse any tendered Private Notes nor provide a separate bond power. In any other case, the registered holder must either properly endorse the Private Notes tendered or transmit a properly completed bond power with this Letter of Transmittal (executed exactly as the name(s) of the registered holder(s) appear(s) on such Private Notes), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

     If this Letter of Transmittal or any Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should also indicate when signing and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     No medallion signature guarantee is required if this Letter of Transmittal is signed by the registered holder(s) of the Private Notes tendered herewith and the Exchange Notes (and any Private Notes not tendered or not accepted) are to be issued to such registered holder(s) and neither the "Special Registration Instructions" (Box 2) nor the "Special Delivery Instructions" (Box 3) has been completed. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6.   SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.   Tendering holders
should indicate, in the applicable box, the name and address in which the Exchange Notes and/or substitute Private Notes for any principal amount at maturity not tendered or not accepted for exchange are to be sent, if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security umber of the person named must also be indicated and the tendering holders should complete the applicable box.

     If no such instructions are given, the Exchange Notes (and any Private Notes not tendered or not accepted) will be issued in the name of and sent to the registered holder of the Private Notes.

     7.   TRANSFER TAXES.   The Company will pay all transfer taxes, if any,
applicable to the sale and transfer of Private Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Private Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Private Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Private Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Private Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Private Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Private Notes not validly tendered or any Private Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Private Notes as to any ineligibility of any holder who seeks to tender Private Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Private Notes, but shall not incur any liability for failure to give such notification.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any tendered Private Notes.

     11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tender of Private Notes will be accepted.

     12. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES. Any tendering holder whose Private Notes have been mutilated, lost, stolen or destroyed should promptly contact the Exchange Agent at the address indicated above for further instruction.

     13. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Requests for information and for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF TENDERED PRIVATE NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF PRIVATE NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Private Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Private Notes when, as and if the Company has given notice thereof to the Exchange Agent (such notice if given orally, to be confirmed in writing). If any tendered Private Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Private Notes will be returned, without expense, to the undersigned at the address shown above or at a different address as may be indicated under "Special Delivery Instructions."

     15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

----------------------------------------------------------------------------------------------
                        PAYER'S NAME: FIRSTWORLD COMMUNICATIONS, INC.
----------------------------------------------------------------------------------------------
                           PART 1 -- PLEASE PROVIDE YOUR                    SOCIAL SECURITY
                           TAXPAYER IDENTIFICATION NUMBER                       NUMBER
                           ("TIN") IN THE BOX AT RIGHT AND                      OR TIN
                           CERTIFY BY SIGNING AND DATING BELOW
                                                                              /       /
                                                                        -----   -----   -----
                           -------------------------------------------------------------------
                           PART 2 -- CHECK THE BOX IF YOU ARE NOT SUBJECT TO BACKUP
                           WITHHOLDING UNDER THE PROVISIONS OF SECTION 3408(a)(1)(C) OF
                           THE INTERNAL REVENUE CODE BECAUSE (1) YOU HAVE NOT BEEN
                           NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A
                           RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR (2)
                           THE INTERNAL REVENUE SERVICE HAS NOTIFIED YOU THAT YOU ARE NO
                           LONGER SUBJECT TO BACKUP WITHHOLDING.  / /
                           -------------------------------------------------------------------
       SUBSTITUTE          CERTIFICATION -- UNDER THE PENALTIES OF
                           PERJURY, I CERTIFY THAT THE INFORMATION
        FORM W-9           PROVIDED ON THIS FORM IS TRUE, CORRECT AND
                           COMPLETE.                                          PART 3

                           SIGNATURE               DATE                       AWAITING TIN / /
                           -------------------------------------------------------------------
     DEPARTMENT OF         NAME (IF JOINT NAMES, LIST FIRST AND CIRCLE THE NAME OF THE
     THE TREASURY          PERSON OR ENTITY WHOSE NUMBER YOU ENTER IN PART 1 ABOVE.  SEE
 INTERNAL REVENUE SERVICE  INSTRUCTIONS IF YOUR NAME HAS CHANGED.

   PAYER'S REQUEST FOR     -------------------------------------------------------------------
         TAXPAYER          Address
  IDENTIFICATION NUMBER
          (TIN)            -------------------------------------------------------------------
                           City, State and Zip Code

                           -------------------------------------------------------------------
                           List account number(s) here (optional)
----------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX
                         IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR
(2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL PAYMENTS MADE TO ME ON ACCOUNT OF THE EXCHANGE NOTES SHALL BE RETAINED UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE EXCHANGE AGENT AND THAT, IF I DO NOT PROVIDE MY TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, SUCH RETAINED AMOUNTS SHALL BE REMITTED TO THE INTERNAL REVENUE SERVICE AS BACKUP WITHHOLDING AND 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD AND REMITTED TO THE INTERNAL REVENUE SERVICE UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.

SIGNATURE                                          DATE                   , 1998
         ---------------------------------------       --------------- ---
--------------------------------------------------------------------------------